Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2012-5

Final Pool as of the Cutoff Date

11/14/2012

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$484,212,842.45	$571,207,027.92	$1,055,419,870.37
Number of Automobile Loan Contracts	21,936	39,839	61,775
Percent of Aggregate Principal Balance	45.88%	54.12%	100.00%
Average Principal Balance	$22,073.89	$14,337.89	$17,084.90
Range of Principal Balances	($288.18 to $74,854.84)	($254.09 to $68,656.28)	($254.09 to $74,854.84)
Weighted Average APR (2)	12.54%	16.00%	14.41%
Range of APRs	(2.90% to 26.00%)	(3.99% to 29.99%)	(2.90% to 29.99%)
Weighted Average Remaining Term	66	60	63
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )	(3 to 72 months )
Weighted Average Original Term	72	69	70
Range of Original Terms	(30 to 72 months )	(24 to 72 months )	(24 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts' aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	10.40%
	215-224	13.29%	Less than 540	27.51%
	225-244	34.73%	540-599	46.27%
	245-259	22.24%	600-659	23.16%
	260 and greater	19.34%	660 and greater	3.06%

Weighted Average Score	241		569

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2012-5

Final Pool as of the Cutoff Date

11/14/2012

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$0.00	0.00%	0	0.00%
2.000% to 2.999%	11,290.76	0.00%	1	0.00%
3.000% to 3.999%	280,751.51	0.03%	12	0.02%
4.000% to 4.999%	1,723,402.99	0.16%	55	0.09%
5.000% to 5.999%	5,174,488.54	0.49%	184	0.30%
6.000% to 6.999%	13,814,812.99	1.31%	542	0.88%
7.000% to 7.999%	18,346,690.17	1.74%	754	1.22%
8.000% to 8.999%	36,911,043.13	3.50%	1,763	2.85%
9.000% to 9.999%	83,206,855.09	7.88%	3,607	5.84%
10.000% to 10.999%	73,013,940.14	6.92%	3,373	5.46%
11.000% to 11.999%	150,634,272.55	14.27%	6,785	10.98%
12.000% to 12.999%	71,065,071.69	6.73%	3,798	6.15%
13.000% to 13.999%	70,057,816.69	6.64%	3,926	6.36%
14.000% to 14.999%	76,004,205.18	7.20%	4,503	7.29%
15.000% to 15.999%	76,773,055.44	7.27%	4,900	7.93%
16.000% to 16.999%	87,490,497.52	8.29%	5,800	9.39%
17.000% to 17.999%	79,883,660.03	7.57%	5,655	9.15%
18.000% to 18.999%	88,077,946.97	8.35%	6,465	10.47%
19.000% to 19.999%	39,083,691.98	3.70%	3,084	4.99%
20.000% to 20.999%	32,022,638.76	3.03%	2,417	3.91%
21.000% to 21.999%	25,809,257.32	2.45%	2,030	3.29%
22.000% to 22.999%	11,578,127.76	1.10%	926	1.50%
23.000% to 23.999%	8,620,226.15	0.82%	710	1.15%
24.000% to 24.999%	4,379,308.29	0.41%	366	0.59%
25.000% to 25.999%	1,201,734.85	0.11%	97	0.16%
26.000% to 26.999%	216,633.22	0.02%	18	0.03%
27.000% to 27.999%	22,297.70	0.00%	2	0.00%
28.000% to 28.999%	5,963.93	0.00%	1	0.00%
29.000% to 29.999%	10,189.02	0.00%	1	0.00%

TOTAL	$1,055,419,870.37	100.00%	61,775	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-5

Final Pool as of the Cutoff Date

11/14/2012

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$15,104,128.39	1.43%	851	1.38%
Alaska	3,121,055.27	0.30%	163	0.26%
Arizona	24,602,816.83	2.33%	1,403	2.27%
Arkansas	10,949,192.42	1.04%	590	0.96%
California	100,307,766.17	9.50%	6,206	10.05%
Colorado	19,713,192.24	1.87%	1,203	1.95%
Connecticut	7,319,239.24	0.69%	431	0.70%
Delaware	4,180,386.69	0.40%	281	0.45%
District of Columbia	1,689,421.39	0.16%	96	0.16%
Florida	83,186,283.72	7.88%	4,869	7.88%
Georgia	36,307,914.54	3.44%	1,939	3.14%
Hawaii	3,096,551.46	0.29%	177	0.29%
Idaho	2,358,460.00	0.22%	146	0.24%
Illinois	38,200,769.48	3.62%	2,423	3.92%
Indiana	26,754,108.19	2.53%	1,652	2.67%
Iowa	5,977,582.78	0.57%	349	0.56%
Kansas	5,470,437.60	0.52%	311	0.50%
Kentucky	15,500,297.35	1.47%	999	1.62%
Louisiana	25,004,225.14	2.37%	1,189	1.92%
Maine	4,126,960.31	0.39%	257	0.42%
Maryland	25,937,950.87	2.46%	1,403	2.27%
Massachusetts	14,526,464.75	1.38%	895	1.45%
Michigan	29,439,025.65	2.79%	2,030	3.29%
Minnesota	10,799,337.84	1.02%	722	1.17%
Mississippi	14,586,605.13	1.38%	782	1.27%
Missouri	16,230,221.43	1.54%	973	1.58%
Montana	3,097,141.09	0.29%	139	0.23%
Nebraska	3,318,376.75	0.31%	214	0.35%
Nevada	9,862,525.29	0.93%	599	0.97%
New Hampshire	3,854,356.30	0.37%	246	0.40%
New Jersey	20,028,330.38	1.90%	1,377	2.23%
New Mexico	12,868,339.14	1.22%	655	1.06%
New York	35,608,369.00	3.37%	2,202	3.56%
North Carolina	36,641,803.10	3.47%	2,007	3.25%
North Dakota	2,065,940.54	0.20%	93	0.15%
Ohio	45,093,462.41	4.27%	3,098	5.01%
Oklahoma	15,933,647.93	1.51%	853	1.38%
Oregon	6,231,159.29	0.59%	389	0.63%
Pennsylvania	43,478,741.92	4.12%	3,013	4.88%
Rhode Island	1,919,539.45	0.18%	130	0.21%
South Carolina	14,532,632.33	1.38%	794	1.29%
South Dakota	1,578,699.89	0.15%	84	0.14%
Tennessee	20,461,886.40	1.94%	1,138	1.84%
Texas	167,601,931.35	15.88%	8,537	13.82%
Utah	5,472,386.84	0.52%	279	0.45%
Vermont	1,273,046.54	0.12%	69	0.11%
Virginia	21,414,245.18	2.03%	1,224	1.98%
Washington	13,841,287.52	1.31%	809	1.31%
West Virginia	10,116,943.41	0.96%	582	0.94%
Wisconsin	12,402,492.45	1.18%	787	1.27%
Wyoming	2,059,448.06	0.20%	99	0.16%
Other (3)	172,742.93	0.02%	18	0.03%

TOTAL	$1,055,419,870.37	100.00%	61,775	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2012-5

Final Pool as of the Cutoff Date

11/14/2012

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

		% of Aggregate
	Wholesale LTV (1) Range	Principal Balance (2)(3)
	Less than 100%	23.04%
	100-109	22.02%
	110-119	24.65%
	120-129	19.21%
	130-139	9.31%
	140-149	1.60%
	150 and greater	0.16%

Weighted Average Wholesale LTV	111%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-5

Final Pool as of the Cutoff Date

11/14/2012

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Vehicle Make	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
Buick (4)	$19,169,528.58	1.82%	903	1.46%
Cadillac (4)	15,989,117.65	1.51%	843	1.36%
Chevrolet (4)	326,095,749.58	30.90%	16,164	26.17%
Chrysler	33,137,423.78	3.14%	2,477	4.01%
Dodge	92,500,095.43	8.76%	5,677	9.19%
Ford	89,308,453.10	8.46%	5,824	9.43%
GMC (4)	46,695,236.07	4.42%	1,944	3.15%
Honda	30,977,757.49	2.94%	1,982	3.21%
Hyundai	30,791,351.28	2.92%	2,062	3.34%
Jeep	35,234,395.51	3.34%	2,232	3.61%
Kia	68,578,036.13	6.50%	4,673	7.56%
Mazda	14,813,787.64	1.40%	993	1.61%
Mercedes	13,191,687.50	1.25%	628	1.02%
Mitsubishi	13,783,869.13	1.31%	871	1.41%
Nissan	78,629,546.32	7.45%	4,741	7.67%
Toyota	52,382,905.00	4.96%	3,203	5.18%
Volkswagen	12,380,765.64	1.17%	777	1.26%
Other (3)	81,760,164.54	7.75%	5,781	9.36%

Total	$1,055,419,870.37	100.00%	61,775	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.
(4)	The total Aggregate Principal Balance of all new GM vehicles is $258,632,056.67, or approximately 25% of the total pool.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Vehicle Segment (1)	Balance (2)	Principal Balance (3)	Loan Contracts	Loan Contracts (3)
Full-Size Car	$4,656,065.11	0.44%	304	0.49%
Full-Size Van/Truck	154,690,300.05	14.66%	6,870	11.12%
Full-Size SUV	55,458,092.30	5.25%	2,712	4.39%
Mid-Size Car	259,117,195.42	24.55%	16,005	25.91%
Mid-Size SUV	240,551,949.15	22.79%	13,980	22.63%
Economy/Compact Car	218,763,246.47	20.73%	14,328	23.19%
Compact Van/Truck	50,612,041.28	4.80%	3,752	6.07%
Sports Car	71,213,656.78	6.75%	3,803	6.16%
Segment Unavailable (4)	357,323.81	0.03%	21	0.03%

Total	$1,055,419,870.37	100.00%	61,775	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2012-5

Final Pool as of the Cutoff Date

11/14/2012

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$955,241,046.78	90.51%	51,098	82.72%
1	17,994,353.40	1.70%	1,816	2.94%
2+	82,184,470.19	7.79%	8,861	14.34%

Total	$1,055,419,870.37	100.00%	61,775	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,016,376,859.07	96.30%	57,700	93.40%
1	13,714,240.48	1.30%	1,442	2.33%
2+	25,328,770.82	2.40%	2,633	4.26%

Total	$1,055,419,870.37	100.00%	61,775	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,047,501,973.86	99.25%	60,919	98.61%
1	5,568,028.17	0.53%	600	0.97%
2+	2,349,868.34	0.22%	256	0.41%

Total	$1,055,419,870.37	100.00%	61,775	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.